Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports Quarterly

Continuing Operations Earnings per Share of $0.50

Second Quarter 2016 Highlights

●	Q2 2016 same store fixed operations revenues up 3.0% over prior year quarter
●	Q2 2016 same store finance and insurance revenues and gross profit up 2.9% over prior year quarter
●	Q2 2016 continuing operations SG&A to gross improves 160 basis points to 78.5% compared to prior year quarter of 80.1%
●	Q2 2016 continuing operations SG&A to gross improves 70 basis points to 78.5% compared to an adjusted prior year quarter of 79.2%
●	Two additional Denver market EchoPark® stores opened in late June
●	Q2 2016 EchoPark® stores retail 1,136 units, up 255 units, or 28.9%, from the prior year quarter

CHARLOTTE, N.C. – July 26, 2016 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported net income from continuing operations for the second quarter of 2016 of $23.0 million, or $0.50 per diluted share. Included in these amounts are a pre-tax loss of $3.4 million, or $0.04 per diluted share, related to EchoPark® operations.

Net income from continuing operations and related diluted earnings per share for the second quarter of 2015 were $15.1 million and $0.30 per share, respectively. On an adjusted basis, net income from continuing operations for the second quarter of 2015 was $23.4 million, or $0.46 per diluted share. Included in these adjusted amounts is a pre-tax loss of $4.1 million, or $0.05 per diluted share, related to EchoPark® operations. See the accompanying tables for a reconciliation of the adjusted balances to GAAP basis amounts and further details of the quarterly adjustments.

B. Scott Smith, Sonic’s President, noted, “The automotive retail environment continues to demonstrate strength and sustainability. Historic low interest rates and a fantastic product offering by manufacturers have supported customer demand for new and pre-owned vehicles. During the quarter, our team delivered an outstanding sales and service experience to our customers and leveraged our operating costs in delivering strong operating results. In addition, we were actively repurchasing outstanding shares. During the second quarter, we repurchased 759,056 shares of our Class A common stock for approximately $13.1 million. During the first half of 2016, we repurchased almost 10% of our shares outstanding as of the end of 2015.”

“We are providing more detailed earnings guidance for the second half of the year as the third and fourth quarters’ operating environments vary from year to year. Accordingly, we currently estimate diluted earnings per share from continuing operations for the third and fourth quarters will range between $0.52 - $0.54 and $0.66 - $0.69, respectively.”

Jeff Dyke, Sonic’s EVP of Operations, stated, “The industry was solid again this quarter and our performance reflected that. Our Sonic Automotive franchise store business continues to be supported by our team’s ability to execute our playbook processes as we work to perfect the One Sonic-One Experience culture in our stores. Our guests’ responses to our new process, technology and culture have been excellent as reflected in our customer satisfaction scores and the reviews we receive via Google, Yelp, etc. While we saw a decline in the new car retail SAAR in the quarter, new car margins have stabilized and heavy new car inventories from the first quarter are coming back in line with historical levels. We have worked with our manufacturer partners to develop action plans to address recall and stop-sale issues across several brands and are executing those plans. We are pleased that we will be opening several new add points this year including Mercedes Benz in McKinney, Texas (outside of Dallas), Audi in Pensacola, Florida and Nissan in Cleveland, Tennessee (outside of Chattanooga). These additional points reflect the strength of our organization and relationship with our manufacturer partners. We look forward to announcing several more add points in the coming quarters.”

“We are also very pleased with the continued progress of EchoPark® as we opened two new stores in the Denver market. Our property acquisitions in the Carolinas and Texas remain active. We are beginning to see store-level profitability as our EchoPark® brand grows in Denver, and thus fueling our excitement about EchoPark® and its long-term prospects in an industry that is ripe for our guest experience model. The guest feedback at EchoPark® is remarkable, further supporting our strategic entry into this part of the pre-owned market. We have listened to our guests’ needs and are delivering on those expectations.”

Dividend

Sonic’s Board of Directors approved a quarterly dividend of $0.05 per share payable in cash for stockholders of record on September 15, 2016. The dividend will be payable on October 14, 2016.

Second Quarter 2016 Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Earnings Conference Calls.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.450.3867

International: 1.706.643.0958

Conference ID: 43691612

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 43691612

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400

C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Forward Looking Statements

Included herein are forward-looking statements, including statements with respect to anticipated expansion of our EchoPark® business and the anticipated amount of investments related to capital expenditures. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s views, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2015. The Company does not undertake any obligation to update forward-looking information.

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income and adjusted earnings per share from continuing operations, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these measures to the most directly comparable GAAP measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure, provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

###

Sonic Automotive, Inc.

Results of Operations (Unaudited)

This release contains certain non-GAAP financial measures (the “Adjusted” amounts) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures (the “Reported” amounts) in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$1,269,843	$1,285,632	$2,419,280	$2,475,847
Fleet vehicles	16,621	9,656	31,754	21,763

Total new vehicles	1,286,464	1,295,288	2,451,034	2,497,610
Used vehicles	622,186	658,794	1,220,540	1,252,536
Wholesale vehicles	38,245	41,131	82,620	82,789

Total vehicles	1,946,895	1,995,213	3,754,194	3,832,935
Parts, service and collision repair	351,329	346,164	697,384	669,358
Finance, insurance and other, net	84,088	82,363	165,361	156,963

Total revenues	2,382,312	2,423,740	4,616,939	4,659,256
Gross profit	353,305	355,554	698,455	690,513
Selling, general and administrative expenses	(277,204)	(284,661)	(561,580)	(555,523)
Impairment charges	(151)	(10,469)	(151)	(16,661)
Depreciation and amortization	(18,905)	(17,294)	(37,374)	(33,703)

Operating income (loss)	57,045	43,130	99,350	84,626
Other income (expense):
Interest expense, floor plan	(6,690)	(5,345)	(13,126)	(10,123)
Interest expense, other, net	(12,205)	(13,054)	(24,544)	(26,274)
Other income (expense), net	6	10	110	100

Total other income (expense)	(18,889)	(18,389)	(37,560)	(36,297)

Income (loss) from continuing operations before taxes	38,156	24,741	61,790	48,329
Provision for income taxes for continuing operations - benefit (expense)	(15,113)	(9,649)	(24,283)	(18,848)

Income (loss) from continuing operations	23,043	15,092	37,507	29,481

Income (loss) from discontinued operations	(221)	(311)	(61)	(732)

Net income (loss)	$22,822	$14,781	$37,446	$28,749

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.50	$0.30	$0.81	$0.57
Earnings (loss) per share from discontinued operations	-	(0.01)	(0.01)	(0.01)

Earnings (loss) per common share	$0.50	$0.29	$0.80	$0.56

Weighted average common shares outstanding	45,924	51,093	46,523	51,247

Gross Margin Data (Continuing Operations):
New retail vehicles	5.2%	5.1%	5.1%	5.2%
Fleet vehicles	0.9%	(0.1%)	0.6%	(0.3%)
Total new vehicles	5.1%	5.0%	5.1%	5.1%
Used vehicles	5.9%	6.2%	6.3%	6.5%
Wholesale vehicles	(4.8%)	(6.5%)	(3.5%)	(3.5%)
Parts, service and collision repair	47.9%	49.2%	47.9%	48.8%
Finance, insurance and other	100.0%	100.0%	100.0%	100.0%
Overall gross margin	14.8%	14.7%	15.1%	14.8%

SG&A Expenses (Continuing Operations):
Compensation	$166,560	$167,811	$335,601	$329,669
Advertising	15,499	15,358	30,847	30,689
Rent	18,508	18,246	37,228	36,500
Other	76,637	83,246	157,904	158,665

Total SG&A expenses	$277,204	$284,661	$561,580	$555,523
SG&A expenses as % of gross profit	78.5%	80.1%	80.4%	80.5%

Operating Margin %	2.4%	1.8%	2.2%	1.8%

Unit Data (Continuing Operations):
New retail units	33,229	34,676	63,385	66,010
Fleet units	553	287	1,002	642

Total new units	33,782	34,963	64,387	66,652
Used units	29,287	30,301	58,620	58,436
Wholesale units	7,212	8,010	15,635	15,787

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Three Months Ended June 30, 2016
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	45,731	$23,043		$(221)		$22,822
Effect of participating securities:
Non-vested restricted stock		(13)		-		(13)

Basic earnings (loss) and shares	45,731	$23,030	$0.50	$(221)	$-	$22,809	$0.50
Effect of dilutive securities:
Stock compensation plans	193

Diluted earnings (loss) and shares (1)	45,924	$23,030	$0.50	$(221)	$-	$22,809	$0.50

(1) Net loss attributable to EchoPark® operations was $0.04 per fully diluted share in the three months ended June 30, 2016.

	Three Months Ended June 30, 2015
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	50,784	$15,092		$(311)		$14,781
Effect of participating securities:
Non-vested restricted stock		(7)		-		(7)

Basic earnings (loss) and shares	50,784	$15,085	$0.30	$(311)	$(0.01)	$14,774	$0.29
Effect of dilutive securities:
Stock compensation plans	309

Diluted earnings (loss) and shares	51,093	$15,085	$0.30	$(311)	$(0.01)	$14,774	$0.29

Adjustments:
Gain on disposal		$(1,057)		$-		$(1,057)
Storm damage and other		4,189		-		4,189
Impairment charges		10,469		-		10,469

Total adjustments before taxes		13,601		-		13,601
Income tax effect of above adjustments		(5,305)		-		(5,305)

Effect of adjustments, net of income taxes		$8,296	$0.16	$-	$-	$8,296	$0.16

Adjusted:

Earnings (loss) and diluted earnings (loss) per share (2)		$23,388	$0.46	$(311)	$(0.01)	$23,077	$0.45

(2) Net loss attributable to EchoPark® operations was $0.05 per fully diluted share in the three months ended June 30, 2015.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data
	Six Months Ended June 30, 2016
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	46,340	$37,507		$(61)		$37,446
Effect of participating securities:
Non-vested restricted stock		(21)		-		(21)

Basic earnings (loss) and shares	46,340	$37,486	$0.81	$(61)	$-	$37,425	$0.81
Effect of dilutive securities:
Stock compensation plans	183

Diluted earnings (loss) and shares	46,523	$37,486	$0.81	$(61)	$(0.01)	$37,425	$0.80

Adjustments:
Storm damage		$6,043		$-		$6,043

Total adjustments before taxes		6,043		-		6,043
Income tax effect of above adjustments		(2,345)		-		(2,345)

Effect of adjustments, net of income taxes		$3,698	$0.08	$-	$-	$3,698	$0.08

Adjusted:

Earnings (loss) and Diluted earnings (loss) per share (3)		$41,205	$0.89	$(61)	$(0.01)	$41,144	$0.88

(3) Net loss attributable to EchoPark® operations was $0.09 per fully diluted share in the six months ended June 30, 2016.

	Six Months Ended June 30, 2015
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	50,819	$29,481		$(732)		$28,749
Effect of participating securities:
Non-vested restricted stock		(14)		-		(14)

Basic earnings (loss) and shares	50,819	$29,467	$0.58	$(732)	$(0.01)	$28,735	$0.57
Effect of dilutive securities:
Stock compensation plans	428

Diluted earnings (loss) and shares	51,247	$29,467	$0.57	$(732)	$(0.01)	$28,735	$0.56

Adjustments:
Gain on disposal		$(955)		$-		$(955)
Impairment charges		16,661		-		16,661
Storm damage and other		5,138		-		5,138

Total adjustments before taxes		20,844		-		20,844
Income tax effect of above adjustments		(8,129)		-		(8,129)

Effect of adjustments, net of income taxes		$12,715	$0.25	$-	$-	$12,715	$0.25

Adjusted:

Earnings (loss) and Diluted earnings (loss) per share (4)		$42,196	$0.82	$(732)	$(0.01)	$41,464	$0.81

(4) Net loss attributable to EchoPark® operations was $0.11 per fully diluted share in the six months ended June 30, 2015.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,286,464	$1,295,288	$(8,824)		(0.7%	)
Gross profit	$65,866	$64,936	$930		1.4%
Unit sales	33,782	34,963	(1,181)		(3.4%	)
Revenue per unit	$38,081	$37,047	$1,034		2.8%
Gross profit per unit	$1,950	$1,857	$93		5.0%
Gross profit as a % of revenue	5.1%	5.0%	10	bps

	Six Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$2,451,034	$2,497,610	$(46,576)		(1.9%	)
Gross profit	$124,290	$128,285	$(3,995)		(3.1%	)
Unit sales	64,387	66,652	(2,265)		(3.4%	)
Revenue per unit	$38,067	$37,472	$595		1.6%
Gross profit per unit	$1,930	$1,925	$5		0.3%
Gross profit as a % of revenue	5.1%	5.1%	0	bps

	Three Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,286,464	$1,282,801	$3,663		0.3%
Gross profit	$65,842	$64,852	$990		1.5%
Unit sales	33,782	34,639	(857)		(2.5%	)
Revenue per unit	$38,081	$37,033	$1,048		2.8%
Gross profit per unit	$1,949	$1,872	$77		4.1%
Gross profit as a % of revenue	5.1%	5.1%	0	bps

	Six Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$2,451,034	$2,472,295	$(21,261)		(0.9%	)
Gross profit	$124,217	$127,350	$(3,133)		(2.5%	)
Unit sales	64,387	66,011	(1,624)		(2.5%	)
Revenue per unit	$38,067	$37,453	$614		1.6%
Gross profit per unit	$1,929	$1,929	$-		0.0%
Gross profit as a % of revenue	5.1%	5.2%	(10)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$622,186	$658,794	$(36,608)		(5.6%)
Gross profit	$36,969	$40,696	$(3,727)		(9.2%)
Unit sales	29,287	30,301	(1,014)		(3.3%)
Revenue per unit	$21,244	$21,742	$(498)		(2.3%)
Gross profit per unit	$1,262	$1,343	$(81)		(6.0%)
Gross profit as a % of revenue	5.9%	6.2%	(30	) bps

	Six Months Ended June 30,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,220,540	$1,252,536	$(31,996)		(2.6%)
Gross profit	$77,499	$81,540	$(4,041)		(5.0%)
Unit sales	58,620	58,436	184		0.3%
Revenue per unit	$20,821	$21,434	$(613)		(2.9%)
Gross profit per unit	$1,322	$1,395	$(73)		(5.2%)
Gross profit as a % of revenue	6.3%	6.5%	(20	) bps

	Three Months Ended June 30,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$621,748	$648,821	$(27,073)		(4.2%)
Gross profit	$37,697	$40,329	$(2,632)		(6.5%)
Unit sales	29,267	29,809	(542)		(1.8%)
Revenue per unit	$21,244	$21,766	$(522)		(2.4%)
Gross profit per unit	$1,288	$1,353	$(65)		(4.8%)
Gross profit as a % of revenue	6.1%	6.2%	(10	) bps

	Six Months Ended June 30,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,220,103	$1,233,808	$(13,705)		(1.1%)
Gross profit	$78,388	$81,337	$(2,949)		(3.6%)
Unit sales	58,600	57,496	1,104		1.9%
Revenue per unit	$20,821	$21,459	$(638)		(3.0%)
Gross profit per unit	$1,338	$1,415	$(77)		(5.4%)
Gross profit as a % of revenue	6.4%	6.6%	(20	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$38,245	$41,131	$(2,886)	(7.0%)
Gross profit (loss)	$(1,839)	$(2,676)	$837	31.3%
Unit sales	7,212	8,010	(798)	(10.0%)
Revenue per unit	$5,303	$5,135	$168	3.3%
Gross profit (loss) per unit	$(255)	$(334)	$79	23.7%
Gross profit (loss) as a % of revenue	(4.8%)	(6.5%)	170	bps

	Six Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$82,620	$82,789	$(169)	(0.2%)
Gross profit (loss)	$(2,917)	$(2,884)	$(33)	(1.1%)
Unit sales	15,635	15,787	(152)	(1.0%)
Revenue per unit	$5,284	$5,244	$40	0.8%
Gross profit (loss) per unit	$(187)	$(183)	$(4)	(2.2%)
Gross profit (loss) as a % of revenue	(3.5%)	(3.5%)	0	bps

	Three Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$38,245	$40,417	$(2,172)	(5.4%)
Gross profit (loss)	$(1,839)	$(2,455)	$616	25.1%
Unit sales	7,212	7,890	(678)	(8.6%)
Revenue per unit	$5,303	$5,123	$180	3.5%
Gross profit (loss) per unit	$(255)	$(311)	$56	18.0%
Gross profit (loss) as a % of revenue	(4.8%)	(6.1%)	130	bps

	Six Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$82,599	$81,670	$929	1.1%
Gross profit (loss)	$(2,915)	$(2,651)	$(264)	(10.0%)
Unit sales	15,630	15,578	52	0.3%
Revenue per unit	$5,285	$5,243	$42	0.8%
Gross profit (loss) per unit	$(187)	$(170)	$(17)	(10.0%)
Gross profit (loss) as a % of revenue	(3.5%)	(3.2%)	(30)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$149,248	$146,548	$2,700	1.8%
Warranty	54,812	57,150	(2,338)	(4.1%)
Wholesale parts	44,021	45,850	(1,829)	(4.0%)
Internal, sublet and other	103,248	96,616	6,632	6.9%

Total	$351,329	$346,164	$5,165	1.5%

Gross profit
Customer pay	$81,323	$80,286	$1,037	1.3%
Warranty	29,449	32,679	(3,230)	(9.9%)
Wholesale parts	7,797	8,148	(351)	(4.3%)
Internal, sublet and other	49,652	49,122	530	1.1%

Total	$168,221	$170,235	$(2,014)	(1.2%)

Gross profit as a % of revenue
Customer pay	54.5%	54.8%	(30)	bps
Warranty	53.7%	57.2%	(350)	bps
Wholesale parts	17.7%	17.8%	(10)	bps
Internal, sublet and other	48.1%	50.8%	(270)	bps
Total	47.9%	49.2%	(130)	bps

	Six Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$296,642	$284,171	$12,471	4.4%
Warranty	112,371	110,648	1,723	1.6%
Wholesale parts	89,331	90,862	(1,531)	(1.7%)
Internal, sublet and other	199,040	183,677	15,363	8.4%

Total	$697,384	$669,358	$28,026	4.2%

Gross profit
Customer pay	$161,680	$155,963	$5,717	3.7%
Warranty	60,775	62,440	(1,665)	(2.7%)
Wholesale parts	15,738	16,287	(549)	(3.4%)
Internal, sublet and other	96,029	91,919	4,110	4.5%

Total	$334,222	$326,609	$7,613	2.3%

Gross profit as a % of revenue
Customer pay	54.5%	54.9%	(40)	bps
Warranty	54.1%	56.4%	(230)	bps
Wholesale parts	17.6%	17.9%	(30)	bps
Internal, sublet and other	48.2%	50.0%	(180)	bps
Total	47.9%	48.8%	(90)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$149,246	$144,293	$4,953	3.4%
Warranty	54,812	56,382	(1,570)	(2.8%)
Wholesale parts	44,021	45,133	(1,112)	(2.5%)
Internal, sublet and other	103,231	95,227	8,004	8.4%

Total	$351,310	$341,035	$10,275	3.0%

Gross profit
Customer pay	$81,322	$79,028	$2,294	2.9%
Warranty	29,543	32,272	(2,729)	(8.5%)
Wholesale parts	7,797	8,003	(206)	(2.6%)
Internal, sublet and other	49,470	48,428	1,042	2.2%

Total	$168,132	$167,731	$401	0.2%

Gross profit as a % of revenue
Customer pay	54.5%	54.8%	(30)	bps
Warranty	53.9%	57.2%	(330)	bps
Wholesale parts	17.7%	17.7%	0	bps
Internal, sublet and other	47.9%	50.9%	(300)	bps
Total	47.9%	49.2%	(130)	bps

	Six Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
Same Store:	(In thousands)
Revenue
Customer pay	$296,640	$278,930	$17,710	6.3%
Warranty	112,371	109,076	3,295	3.0%
Wholesale parts	89,331	89,334	(3)	(0.0%)
Internal, sublet and other	199,023	180,968	18,055	10.0%

Total	$697,365	$658,308	$39,057	5.9%

Gross profit
Customer pay	$161,679	$153,078	$8,601	5.6%
Warranty	60,825	61,572	(747)	(1.2%)
Wholesale parts	15,739	15,990	(251)	(1.6%)
Internal, sublet and other	95,538	90,594	4,944	5.5%

Total	$333,781	$321,234	$12,547	3.9%

Gross profit as a % of revenue
Customer pay	54.5%	54.9%	(40)	bps
Warranty	54.1%	56.4%	(230)	bps
Wholesale parts	17.6%	17.9%	(30)	bps
Internal, sublet and other	48.0%	50.1%	(210)	bps
Total	47.9%	48.8%	(90)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$84,088	$82,363	$1,725	2.1%
Gross profit per retail unit (excludes fleet)	$1,345	$1,268	$77	6.1%

	Six Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$165,361	$156,963	$8,398	5.4%
Gross profit per retail unit (excludes fleet)	$1,355	$1,261	$94	7.5%

	Three Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$83,884	$81,492	$2,392	2.9%
Gross profit per retail unit (excludes fleet)	$1,342	$1,270	$72	5.7%

	Six Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$164,736	$155,182	$9,554	6.2%
Gross profit per retail unit (excludes fleet)	$1,350	$1,263	$87	6.9%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands)
Reported:
Compensation	$166,560	$167,811	$1,251	0.7%
Advertising	15,499	15,358	(141)	(0.9%)
Rent	18,508	18,246	(262)	(1.4%)
Other	76,637	83,246	6,609	7.9%

Total SG&A expenses	$277,204	$284,661	$7,457	2.6%

Adjustments:
Gain on disposal	$-	$1,057	$1,057	100.0%
Storm damage and other	-	(4,189)	(4,189)	(100.0%)

Total SG&A adjustments	$-	$(3,132)	$(3,132)	(100.0%)

Adjusted:

Total adjusted SG&A expenses	$277,204	$281,529	$4,325	1.5%

Reported:
SG&A expenses as a % of gross profit
Compensation	47.1%	47.2%	10	bps
Advertising	4.4%	4.3%	(10)	bps
Rent	5.2%	5.1%	(10)	bps
Other	21.8%	23.5%	170	bps

Total SG&A expenses as a % of gross profit	78.5%	80.1%	160	bps

Adjustments:
Gain on disposal	0.0%	0.3%	30	bps
Storm damage and other	0.0%	(1.2%)	(120)	bps

Total effect of adjustments	0.0%	(0.9%)	(90)	bps

Adjusted:

Total adjusted SG&A as a % of gross profit	78.5%	79.2%	70	bps

	Six Months Ended June 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands)
Reported:
Compensation	$335,601	$329,669	$(5,932)	(1.8%)
Advertising	30,847	30,689	(158)	(0.5%)
Rent	37,228	36,500	(728)	(2.0%)
Other	157,904	158,665	761	0.5%

Total SG&A expenses	$561,580	$555,523	$(6,057)	(1.1%)

Adjustments:
Gain on disposal	$-	$955	$955	100.0%
Storm damage and other	(6,043)	(5,138)	905	17.6%

Total SG&A adjustments	$(6,043)	$(4,183)	$1,860	44.5%

Adjusted:

Total adjusted SG&A expenses	$555,537	$551,340	$(4,197)	(0.8%)

Reported:
SG&A expenses as a % of gross profit
Compensation	48.0%	47.7%	(30)	bps
Advertising	4.4%	4.4%	0	bps
Rent	5.3%	5.3%	0	bps
Other	22.7%	23.1%	40	bps

Total SG&A expenses as a % of gross profit	80.4%	80.5%	10	bps

Adjustments:
Gain on disposal	0.0%	0.1%	10	bps
Storm damage and other	(0.9%)	(0.8%)	10	bps

Total effect of adjustments	(0.9%)	(0.7%)	20	bps

Adjusted:

Total adjusted SG&A as a % of gross profit	79.5%	79.8%	30	bps